SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: December 6, 2004
(Date of earliest event reported)

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28559	36-4408076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 South Wacker Drive, Suite 1200
Chicago, Illinois  60606
(Address of Principal Executive Offices)

(312) 660-5000
Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 6, 2004, ComPath Communications requested that Universal Access, Inc. (“UAI”), a wholly-owned subsidiary of Universal Access Global Holdings Inc., immediately disconnect all telecommunications circuits purchased by ComPath Communications from UAI.  At the time of the disconnection request, ComPath Communications’ monthly purchases from UAI totaled approximately $295,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 10, 2004

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/s/ Randall R. Lay
Its:	Chief Executive Officer